UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2013 (November 11, 2013)

TARGACEPT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Main Street, Suite 1510 Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 480–2100

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 11, 2013, Mark Skaletsky resigned from the Board of Directors (the “Board”) of Targacept, Inc. (the “Company”) effective immediately. Mr. Skaletsky resigned from the Board for personal reasons, and not as a result of any disagreement between the Company and Mr. Skaletsky on any matter, including with respect to the Company’s operations, policies or practices. Prior to his resignation, Mr. Skaletsky served as Chairman of the Board and as a member of its Governance and Nominating Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGACEPT, INC.

Date:	November 14, 2013	/s/ Patrick C. Rock
Patrick C. Rock
Senior Vice President, General Counsel and Secretary